UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations And Financial Condition.

On April 29, 2014, Alere Inc. (the “Company”) issued a press release entitled “Alere Inc. Announces First Quarter 2014 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events.

On April 29, 2014, the Company issued a press release entitled “Alere Inc. Announces Plan For Initial Public Offering By BBI Diagnostics Group PLC,” a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 29, 2014, entitled “Alere Inc. Announces First Quarter 2014 Results”

99.2	Press Release dated April 29, 2014, entitled “Alere Inc. Announces Plan For Initial Public Offering By BBI Diagnostics Group PLC”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: April 29, 2014	By:	/s/ David Teitel
David Teitel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 29, 2014, entitled “Alere Inc. Announces First Quarter 2014 Results”

99.2	Press Release dated April 29, 2014, entitled “Alere Inc. Announces Plan For Initial Public Offering By BBI Diagnostics Group PLC”